UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2006

ACT Teleconferencing, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-27560	85-1132665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado 80401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 233-3500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2006, the Board of Directors (the “Board”) of ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), approved the termination, effective 30 days after notice to the participants, of the Company’s 1998 Employee Stock Purchase Plan, as amended and restated (the “ESPP”). The Board also approved an amendment to its 2004 Equity Incentive Plan, as amended (the “2004 Plan”), to increase the annual limits on the number of shares or other grants that may be issued to the Company’s CEO and next four most highly compensated executive officers whose annual compensation exceeds $100,000 per year to no more than 1,500,000 shares or other awards. The plan termination and plan amendment are being made as a part of the restructuring being implemented by our Company following the change of control that occurred at the end of 2005 and beginning of 2006, and also in recognition of the significant impact the change in control has had on the per share value of the Company’s common stock. Increasing the annual limits will also enable the Company to issue the stock options to its named executive officers under the employment arrangements they entered into with the Company at the time of the change in control under the 2004 Plan.

Following the Board’s approval on September 8, 2006, on September 11, 2006, the Company amended (the “Amendment”) its Rights Agreement, dated as of November 18, 1999, as amended by that certain First Amendment to Rights Agreement, dated as of June 30, 2005 (collectively, the “Rights Agreement”), between the Company and Computershare Trust Company, Inc. (the “Rights Agent”), to accelerate to September 12, 2006 the final expiration date, and thereby cause the early termination, of the Rights Agreement. A copy of the Amendment is filed herewith as Exhibit 4.1 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Amendment.

Item 1.02	Termination of a Material Definitive Agreement.

The information regarding the Company’s ESPP and Rights Agreement Amendment is incorporated herein by reference to the extent applicable.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Amendment to Rights Agreement, dated as of September 11, 2006, between the Company and the Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT TELECONFERENCING, INC.

Date: September 14, 2006	By:	/s/ Gene Warren
	Name:	Gene Warren
	Title:	CEO

EXHIBIT INDEX

Exhibit Number	Description
4.1	Second Amendment to Rights Agreement, dated as of September 11, 2006, between the Company and the Rights Agent